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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      March 28, 2006
                                                 -------------------------------




                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                   1-9924                52-1568099
      ---------------             ------------         -------------------
      (State or other             (Commission          (IRS Employer
      jurisdiction of             File Number)         Identification No.)
      incorporation)

                 399 Park Avenue, New York, New York           10043
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               (Address of principal executive offices)      (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


      Exhibits:

      Exhibit No.       Description
      -----------       -----------
         1.01           Terms Agreement, dated March 23, 2006, among Citigroup
                        Funding Inc., Citigroup Inc., as guarantor, and
                        Citigroup Global Markets Inc., as the underwriter,
                        relating to the offer and sale of Citigroup Funding
                        Inc.'s 7.5% Select EQUity Indexed NoteS (SEQUINS(SM))
                        Based Upon the Common Stock of United Health Group Inc.
                        Due April 10, 2007.

         4.01           Form of Note for Citigroup Funding Inc.'s 7.5% Select
                        EQUity Indexed NoteS (SEQUINS(SM)) Based Upon the Common
                        Stock of United Health Group Inc. Due April 10, 2007.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  March 28, 2006                    CITIGROUP INC.



                                    By: /s/ Charles E. Wainhouse
                                       ---------------------------------------
                                       Name: Charles E. Wainhouse
                                       Title:   Assistant Treasurer